Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2018	Mar. 31, 2017	Mar. 31, 2016
Statement Line Items [Line Items]
LOSS FOR THE YEAR	$ (13,875)	$ (18,790)	$ (92,253)
Items which might be potentially reclassified to profit or loss
Exchange difference on translation of foreign operations	(1,713)	245	(34)
(Loss) / gains on marketable securities (net of tax)	8	(27)	19
TOTAL COMPREHENSIVE LOSS FOR THE YEAR	$ (15,580)	$ (18,572)	$ (92,268)